Events after reporting period	12 Months Ended
Dec. 31, 2021
Events after reporting period [Abstract]
Disclosure of events after reporting period [text block]	Events after the reporting period
On 27 February 2022, following the military action in Ukraine, bp announced that bp it will exit its 19.75% shareholding in Rosneft Oil Company (Rosneft) a Russian oil and gas company. As of 27 February 2022, bp chief executive officer Bernard Looney also stepped down from the board of Rosneft with immediate effect and has submitted a letter of resignation as did the other Rosneft director nominated by bp, former bp group chief executive Bob Dudley.
As a result of bp’s nominated directors stepping down from the Rosneft board, bp has determined that as of 27 February 2022, the group no longer has significant influence over Rosneft taking into account the criteria set out in IAS 28 Investments in Associates and Joint Ventures, bp will therefore no longer equity account for its interest in Rosneft as of that date, treating the investment prospectively as a financial asset measured at fair value within ‘Other investments’ until the shareholding is derecognized.
Additionally, in response to sanctions imposed on Russia by a number of countries, Russia has implemented new counter-sanctions including restrictions on the divestment from Russian assets by foreign investors and a reported temporary prohibition on registrars and depositories from making payments on Russian securities in favour of foreign investors. Further details including confirmation of the precise terms or application of these counter-sanctions are not yet known.
The discontinuation of equity accounting combined with the market impact on Russian assets that has arisen following the military action in Ukraine will have a material effect on the group’s first quarter 2022 interim financial statements including on the carrying amount of bp’s investment in Rosneft, which at 31 December 2021 stood at approximately $14 billion. In addition, foreign exchange losses and other cumulative charges to other comprehensive income will be taken to the income statement. At 31 December 2021, these amounts stood at approximately $11 billion. The change in accounting treatment also means that bp will no longer recognize a share in Rosneft’s net income, production and reserves from 27 February 2022. The group will cease to report Rosneft as a separate segment in the group’s financial reporting for 2022.
Also, as of 27 February 2022, bp decided to exit its other businesses with Rosneft within Russia, the carrying value of which stood at $1.4 billion at 31 December 2021. The associated impacts will also be reflected in the group’s first quarter 2022 interim financial statements.